UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 31, 2007


                Morgan Stanley ABS Capital I Inc. Trust 2007-HE6
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                         (Exact name of issuing entity)


                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


            Delaware                  333-130694-29              13-3939229
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(State or other jurisdiction           (Commission              (IRS Employer
of incorporation of depositor)         File Number            Identification No.
                                   of issuing entity)           of depositor)


    1585 Broadway, New York, New York                             10036
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(Address of principal executive offices                  (Zip Code of depositor)
            of depositor


Registrant's telephone number, including area code        (212) 761-4000
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On May 31, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-HE6 Mortgage Pass-Through Certificates, Series 2007-HE6 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, National Association, as master servicer, securities administrator, a servicer and a custodian. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,180,665,000 were sold to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Underwriters") pursuant to an Underwriting Agreement, dated as of May 23, 2007, among the Depositor and the Underwriters.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on May 31, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      The Class R and Class RX Certificates were sold to the Underwriter on May 31, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.     Financial Statements, Pro Forma Financial Information and
               Exhibits.
               ---------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated May 23, 2007, among the Depositor and the Underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, National Association, as master servicer, securities administrator, a servicer and a custodian.

Exhibit 10.1 The Sixth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, by and between WMC Mortgage Corp. and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One Mortgage Company, LLC and the Sponsor (included as Exhibit P to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of May 31, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit
               4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of May 31, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated May 31, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Confirmation, dated May 31, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.7 Guarantee, dated May 31, 2007, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).

Exhibit 10.8 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.9 Representations and Warranties Agreement, dated as of May 31, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.10 Interest Rate Cap Agreement, dated as of May 31, 2007, by and between the Cap Provider and the Trustee (included as part of Exhibit DD to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 31, 2007                        MORGAN STANLEY ABS CAPITAL I INC.



                                          By:    /s/ Steven Shapiro
                                              ---------------------------------
                                              Name:  Steven Shapiro
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------
1                                                                       (E)
                Underwriting Agreement, dated May 23,
                2007, among the Depositor and the
                Underwriters.

4               Pooling and Servicing Agreement, dated as of May        (E)
                1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer,
                Countrywide Home Loans Servicing LP, as a servicer,
                WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National
                Association, as a custodian, Deutsche Bank National
                Trust Company, as trustee, and Wells Fargo Bank,
                National Association, as master servicer, securities administrator, a servicer and a custodian.

10.1            The Sixth Amended and Restated Mortgage Loan            (E)
                Purchase and Warranties Agreement,
                dated as of February 1, 2006, by and
                between WMC Mortgage Corp. and the
                Sponsor (included as Exhibit O to
                Exhibit 4).

10.2            The Fourth Amended and Restated Mortgage Loan           (E)
                Purchase and Warranties Agreement, dated as of May
                1, 2006, by and between Decision One Mortgage
                Company and the Sponsor (included as Exhibit P to
                Exhibit 4).

10.3            ISDA Master Agreement, dated as of May 31, 2007, by     (E)
                and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National
                Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit
                4).

10.4            Schedule to the Master Agreement, dated as of May       (E)
                31, 2007, by and between Morgan Stanley Capital
                Services Inc., the swap provider, and Wells Fargo
                Bank, National Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

10.5            Credit Support Annex, dated May 31, 2007, by and        (E)
                between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National
                Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit
                4).

10.6            Confirmation, dated May 31, 2007, by and between        (E)
                Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National
                Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit
                4).

10.7            Guarantee, dated May 31, 2007, by Morgan Stanley        (E)
                (included as part of Exhibit W to Exhibit 4).

10.8            Countrywide Amendment Regulation AB, dated as of        (E)
                January 26, 2006, by and among Countrywide Home
                Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

10.9            Representations and Warranties Agreement, dated as      (E)
                of May 31, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

10.10           Interest Rate Cap Agreement, dated as of May 31,        (E)
                2007, by and between the Cap Provider and the Trustee (included as part of Exhibit DD to Exhibit
                4).